UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2005

NAVARRE CORPORATION

(Exact name of Registrant as specified in its charter)

Minnesota	000-22982	41-1704319

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7400 49th Avenue North, New Hope, MN 55428
(Address of principal executive offices)

Registrant’s telephone number, including area code: (763) 535-8333

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Amendment to a Material Agreement
As previously reported, on June 1, 2005 Navarre Corporation and each of its wholly-owned subsidiaries (the “Company”), entered into a $165 million Third Amended and Restated Credit Agreement with General Electric Capital Corporation acting as agent (the “Credit Agreement”). This credit agreement provides the Company with a six-year $115.0 million Term Loan B sub-facility, a $25.0 million five and one-half year Term Loan C sub-facility, and a five-year revolving sub-facility for up to $25.0 million. The entire $115.0 million of the Term Loan B sub-facility has been drawn since May 11, 2005 and the entire $25.0 million of the Term Loan C sub-facility was drawn at June 1, 2005. The aggregate principal balance under the Credit Agreement was $118,750,000 at September 30, 2005.
On November 18, 2005 the Company entered into that certain Limited Waiver With Respect to Third Amended and Restated Credit Agreement (the “Waiver”). Among other things, the Waiver provides the Company with a waiver of any failure to comply with the terms of the Credit Agreement in connection with any events of default under the Credit Agreement that might arise out of the Company’s restatement of certain of its previously-issued financial statements related to a change in accounting treatment for certain post-employment executive compensation arrangements, as is discussed in the Company’s Form 10-Q filing for the period ending September 30, 2005, filed on November 14, 2005. However, the Waiver is effective only if the company files with the Securities and Exchange Commission all requisite amended periodic reports in connection with these restatements no later than November 23, 2005. This waiver is effective as of September 30, 2005.
The description of the Credit Agreement is qualified in its entirety by reference to the Third Amended and Restated Credit Agreement filed as Exhibit 10.2 to the Company’s May 17, 2005 Form 8-K, as amended pursuant to that certain First Amendment and Limited Waiver to Third Amended and Restated Credit Agreement filed as Exhibit 99.1 to the Company’s October 14, 2005 Form 8-K, which are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
On November 18, 2005 the Company held a conference call to discuss its operating results for the period ending September 30, 2005. A copy of the transcript from this conference call is furnished with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. The following exhibit is filed with this document:

Exhibit
99.1	Form of Limited Waiver With Respect to Third Amended and Restated Credit Agreement, dated November 18, 2005.

99.2	Transcript from November 18, 2005 conference call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVARRE CORPORATION
Dated: November 18, 2005	By:	/s/ Eric H. Paulson
		Name:	Eric H. Paulson
		Title:	Chief Executive Officer